FOR IMMEDIATE RELEASE                  Contact:               Timothy N. Jenson
                                                        Chief Executive Officer
                                                                 (310) 615-6850

                                                             Allyson Vanderford
                                                      Vice President of Finance
                                                                 (310) 535-4365

                     MERISEL REPORTS SECOND-QUARTER RESULTS

EL SEGUNDO, Calif. (July 30, 2003) -- Merisel, Inc. (Nasdaq:MSEL) today announced results for its second quarter ended June 30, 2003. The company reported net income available to common stockholders of $62,000, or $0.01 per share, on sales of $24.7 million, a 38% increase from net sales of $17.8 million for the second quarter of 2002. Results for the 2003 period were favorably affected by adjustments related to the wind-down of the U.S. hardware distribution business and other items not related to the on-going operations of the software licensing business, which reduced cost of sales by $89,000 and selling, general and administrative expenses by $94,000. These results compare with net income available to common stockholders of $91,000, or $0.01 per share, for second quarter 2002. Results for the second quarter of 2002 included favorable adjustments related to the wind down of the U.S. distribution business which reduced cost of sales by $810,000 and selling, general and administrative expenses by $508,000.

For the six months ended June 30, 2003, the company reported net income available to common stockholders of $647,000, or $0.08 per share, on sales of $43.1 million, a 28% increase from net sales of $33.6 million for the second half of 2002. These results compare with net income available to common stockholders of $179,000, or $0.02 per share, for first half 2002.

 "We are very pleased with our second quarter results which demonstrate accelerated sales growth in a challenging environment," said Tim Jenson, Merisel's chief executive officer. "Our strategy will continue to focus on improving our competitive position and long-term growth prospects as a software solution provider by expanding our list of manufacturer partners and increasing our customer base."

Except for the historical information contained herein, the matters discussed in this news release constitute forward-looking information that involves risks and uncertainties. Merisel's actual results could differ materially from those indicated by the forward-looking information. Among the factors that could impact actual results are demand trends in the computer products industry, competitive issues, changes in manufacturer terms and conditions, and other items detailed in the company's SEC filings.

Merisel, Inc. is a provider of software licensing products to resellers throughout the U.S. Visit Merisel at www.merisel.com.

                                   # # #

                            (Financial tables follow)


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




                           MERISEL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                           Three Months Ended                         Six Months Ended
                                                                June 30,                                  June 30,

                                                        2003                 2002               2003                  2002
                                                   ---------------     ----------------    ------------------    -----------------

Net sales                                            $24,665              $17,845               $43,128              $33,618

Cost of sales                                         23,813               16,260                41,251               30,798
                                                   ---------------     ----------------    ------------------    -----------------

Gross profit                                             852                1,585                 1,877                2,820

Selling, general & administrative expenses             1,014                1,620                 1,673                3,590
Restructuring charge                                     (48)                 (34)                  208                  245

                                                   ---------------     ----------------    ------------------    -----------------
Operating loss                                          (114)                  (1)                   (4)              (1,015)

Interest income, net                                    (452)                (476)               (1,096)                (810)
Other income, net                                        (17)                  (2)                  (18)                 (84)
                                                   ---------------     ----------------    ------------------    -----------------

Income (loss) from operations before income
taxes and discontinued operations                        355                  477                 1,110                 (121)

Income tax provision (benefit)                           (80)                  40                  (276)                  80
                                                   ---------------     ----------------    ------------------    -----------------

Income (loss) from operations before
discontinued operations                                  435                  437                 1,386                 (201)

Discontinued operations:
  Income from discontinued operations                                                                                  1,066
                                                   ---------------     ----------------    ------------------    -----------------
Net income                                              $435                 $437                $1,386                 $865
                                                   ===============     ================    ==================    =================

Preferred stock dividends                                373                  346                   739                  686
                                                   ---------------     ----------------    ------------------    -----------------
Net income available to common stockholders              $62                  $91                  $647                 $179
                                                   ===============     ================    ==================    =================

Net income (loss) per share (basic and diluted):
  Income (loss) from operations less preferred
  dividends                                            $ .01              $   .01                $  .08              $  (.12)

  Income from discontinued operations                                                                                    .14
                                                   ---------------     ----------------    ------------------    -----------------
  Net income available to common stockholders          $ .01              $   .01                $  .08              $   .02
                                                   ===============     ================    ==================    =================

Weighted average number of shares
  basic and diluted                                    7,616                7,781                 7,617                7,807


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                          MERISEL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, Except Share Data)
                                   (Unaudited)



                                                                                    June 30,               December 31,
                                                                                      2003                     2002
                                                                             -----------------------   ----------------------
                                   ASSETS

Current assets:
     Cash and cash equivalents.............................................. $        44,608           $       46,795
     Accounts receivable (net of allowances of $1,094 and $1,185 at
       June 30, 2003 and December 31, 2002, respectively)                             19,930                   21,664
     Prepaid expenses and other current assets..............................              45                      168
                                                                             -----------------------   ----------------------
          Total current assets..............................................          64,583                   68,627
Property and equipment, net.................................................             883                      883
Other assets..................................................................         3,426                    3,334
                                                                             -----------------------   ----------------------
     Total assets........................................................... $        68,892           $       72,844
                                                                             =======================   ======================


                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable....................................................... $        17,705           $       18,157
     Accrued liabilities....................................................           7,331                   12,408
                                                                             -----------------------   ----------------------
          Total current liabilities.........................................          25,036                   30,565

Long-term liabilities                                                                    659                      529

Stockholders' equity:
     Convertible preferred stock, $.01 par value; authorized
        1,000,000 shares; 150,000 shares issued and outstanding.............          19,107                   18,368
     Common stock, $.01 par value; authorized 150,000,000 shares;
        8,026,364 and 8,026,375 shares issued at June 30, 2003 and December 31,
        2002, respectively; 7,616,384 and 7,619,095 shares outstanding at June
        30, 2003 and
        December 31, 2002, respectively.....................................              76                       76
respectively
     Additional paid-in capital.............................................         279,075                  279,814
     Accumulated deficit....................................................        (254,173)                (255,559)
     Treasury stock.........................................................            (847)                    (840)
     Accumulated other comprehensive loss...................................             (41)                    (109)
                                                                             -----------------------   ----------------------
          Total stockholders' equity........................................          43,197                   41,750
                                                                             -----------------------   ----------------------
     Total liabilities and stockholders' equity............................. $        68,892           $       72,844
                                                                             =======================   ======================
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